OPPENHEIMER DISCOVERY FUND
                     Supplement dated August 9, 1999 to the
                        Prospectus dated January 28, 1999

The Prospectus is changed as follows:

1. This supplement replaces the Fund's prospectus supplement dated June 3, 1999.

2. The section captioned "Portfolio Managers" on page 13 is deleted and replaced by the following:

      |X| Portfolio Manager. Effective August 9, 1999, the Fund's portfolio manager is Jayne M. Stevlingson. She is the individual principally responsible for the day-to-day management of the Fund's portfolio. Prior to joining the Manager on August 9, 1999, Ms. Stevlingson was a small-cap growth fund portfolio manager with Morgan Stanley Dean Witter Advisors, Inc., prior to which she was a senior equity analyst with Bankers Trust Corporation.

3. The following is added after the paragraph captioned "How Can I Buy Class C Shares?" on page 21:

      Who Can Buy Class Y Shares? Class Y shares are sold at net asset value per share without sales charge directly to certain institutional investors that have special agreements with the Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans. For example, Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. Individual investors are not able to buy Class Y shares directly.

              An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares and the special account features available to investors buying those other classes of shares do not apply to Class Y shares. An exception is that the time those orders must be received by the Distributor or its agents or by the Transfer Agent is the same for Class Y as for other share classes. However, those instructions must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

4. The first paragraph under the caption "What does the Fund Invest In?" on page 3 is deleted and replaced with the following:

      The Fund invests mainly in common stock, but can invest in other equity securities, such as preferred stocks, convertible securities and other securities having equity features. It focuses its investments primarily on common stocks of U.S. companies, but can also buy stocks of foreign companies that the portfolio manager believes has favorable growth prospects. The Fund emphasizes stocks of issuers that have a market capitalization of less than $3 billion. As market conditions change, the Manager may increase or decrease that market capitalization range. While these stocks may be traded on stock exchanges, in many cases the Fund buys over-the-counter securities, which entails special risks.

5. The first bullet point under "How Does the Manager Decide What Securities to Buy or Sell?" on page 3 is deleted and replaced by the following:

      |_| Companies with small capitalizations, which the Manager currently considers to be under $3 billion.

6. The first sentence under "Special Risks of Small-Cap Stocks" on page 4 is deleted and replaced by the following: "The Fund focuses its investments on securities of companies having a market capitalization up to $3 billion, which in many cases are newer companies."

7. The first paragraph under the heading "The Fund's Principal Investment Policies" on page 9 is deleted and replaced by the following:

      The composition of the Fund's portfolio will vary over time based upon the evaluation of economic and market trends by the Manager. Under normal market conditions, the Fund focuses its investments on common stocks and other equity securities of U.S. and foreign growth companies having a market capitalization of up to $3 billion (measured the time the Fund buys the security). The Fund is not required to sell a security if the issuer's capitalization grows above $3 billion.


August 9, 1999                                                  PS0500.016

                           OPPENHEIMER DISCOVERY FUND

                     Supplement dated August 9, 1999 to the
                    Statement of Additional Information dated
                     January 28, 1999, revised June 5, 1999


The Statement of Additional Information is changed as follows:

1. The biographies of Jay W. Tracey III and Alan Gilston on pages 22 and 23, respectively, are deleted and replaced by the following:

      Jayne M. Stevlingson,  Vice President and Portfolio Manager; Age: 39.
      Two World Trade Center, New York, New York  10048-0203
      Vice President of the Manager (since August 9, 1999); formerly a small-cap growth fund portfolio manager with Morgan Stanley Dean Witter Advisors, Inc., prior to which she was a senior equity analyst with Bankers Trust Corporation.





August 9, 1999                                              PX0500.010